Income Taxes	12 Months Ended
Dec. 31, 2014
Income Tax Disclosure [Abstract]
Income Taxes

12. Income Taxes

The components of income tax expense (benefit) included in continuing operations were as follows for the years ended December 31:

	2014	2013	2012
	(In thousands)
Current:
Federal	$—	$(594)	$—
State	587	446	119
	587	(148)	119
Deferred:
Federal	457	827	378
State	67	90	80
	524	917	458
Income tax expense	$1,111	$769	$577

Temporary differences, which give rise to deferred tax assets and liabilities, were as follows as of December 31:

	2014	2013
	(In thousands)
Deferred tax assets related to:
Accrued expenses	$1,764	$1,897
Insurance reserves	4,461	3,596
Facility closure reserves	1,128	1,486
Stock-based compensation expense	8,066	7,943
Accounts receivable	658	921
Inventories	6,394	5,117
Operating loss and credit carryforwards	106,593	116,926
Goodwill and other intangible assets	1,999	2,593
Property, plant and equipment	5,931	6,307
Other	512	435
	137,506	147,221
Valuation allowance	(133,183)	(143,682)
Total deferred tax assets	4,323	3,539
Deferred tax liabilities related to:
Prepaid expenses	(2,223)	(1,383)
Goodwill and other intangible assets	(8,281)	(7,812)
Total deferred tax liabilities	(10,504)	(9,195)
Net deferred tax liability	$(6,181)	$(5,656)

A reconciliation of the statutory federal income tax rate to our effective rate for continuing operations is provided below for the years ended December 31:

	2014	2013	2012
Statutory federal income tax rate	35.0%	35.0%	35.0%
State income taxes, net of federal income tax	5.2	0.1	3.5
Valuation allowance	(36.5)	(36.9)	(36.3)
Permanent differences	1.9	(1.3)	(3.3)
Other	−	1.2	−
	5.6%	(1.9)%	(1.1)%

We have $434.4 million of state operating loss carry-forwards, which includes $2.6 million of state tax credit carry-forwards expiring at various dates through 2032. We also have $254.5 million of federal net operating loss carry-forwards that will expire at various dates through 2033. The federal and state operating loss carry-forwards exclude approximately $6.7 million of gross windfall tax benefits from stock option exercises that have not been recorded as of December 31, 2014. These deferred tax assets will be recorded as an increase to additional paid in capital when the related tax benefits are realized. To the extent we generate sufficient taxable income in the future to fully utilize the tax benefits of the net deferred tax assets on which a valuation allowance was recorded, our effective tax rate may decrease as the valuation allowance is reversed.

Section 382 of the Internal Revenue Code imposes annual limitations on the utilization of net operating loss (“NOL”) carryforwards, other tax carryforwards, and certain built-in losses upon an ownership change as defined under that section. In general terms, an ownership change may result from transactions that increase the aggregate ownership of certain stockholders in the Company’s stock by more than 50 percentage points over a three year testing period (“Section 382 Ownership Change”). If the Company were to experience a Section 382 Ownership Change, an annual limitation would be imposed on certain of the Company’s tax attributes, including NOL and capital loss carryforwards, and certain other losses, credits, deductions or tax basis.

We evaluate our deferred tax assets on a quarterly basis to determine whether a valuation allowance is required. In accordance with the Income Taxes topic of the Codification we assess whether it is more likely than not that some or all of our deferred tax assets will not be realized. Significant judgment is required in estimating valuation allowances for deferred tax assets. The realization of a deferred tax asset ultimately depends on the existence of sufficient taxable income in the applicable carryback or carryforward periods. We consider nature, frequency, and severity of current and cumulative losses, among other matters, the reversal of existing deferred tax liabilities, historical and forecasted taxable income, and tax planning strategies in our assessment. Changes in our estimates of future taxable income and tax planning strategies will affect our estimate of the realization of the tax benefits of these tax carryforwards.

Poor housing market conditions have contributed to our cumulative loss position for the past several years. While we generated income in 2014, we still have a cumulative loss for the three year period ending December 31, 2014. We believe this, as well as uncertainty around the extent and timing of the housing market recovery, represents significant negative evidence in considering whether our deferred tax assets are realizable. Further, we do not believe that relying on projections of future taxable income to support the recovery of deferred tax assets is sufficient.  Based on an evaluation of positive and negative evidence, we concluded that the negative evidence regarding our ability to realize our deferred tax assets outweighed the positive evidence as of December 31, 2014.

In 2014, we reduced our valuation allowance by $7.2 million due to the utilization of net operating losses against federal and state taxable income.  In 2013, we recorded a valuation allowance of approximately $15.3 million related to our continuing operations, which is exclusive of $0.6 million related primarily to reversals of uncertain tax positions due to statute expirations that affected our net operating loss carryforward and valuation allowance. In 2012, we recorded a valuation allowance of approximately $19.6 million related to our continuing operations.

Without continued improvement in housing activity, we could be required to establish additional valuation allowances. However, we had positive earnings before taxes in 2014. To the extent we continue to generate sufficient taxable income in the same jurisdictions in the future to utilize the tax benefits of the related net deferred tax assets, we may reverse some or all of the valuation allowance. We currently estimate that we will likely transition into a three year cumulative income position on a rolling three year period at some time during the year ending December 2015. However, there continues to be uncertainty around housing market projections. Simply coming out of a cumulative loss is not viewed as a bright line and may not be considered sufficient positive evidence to reverse some or all of the valuation allowance if there are other offsetting negative factors. In upcoming quarters, we will closely monitor the positive and negative evidence surrounding our ability to realize our deferred tax assets.

We base our estimate of deferred tax assets and liabilities on current tax laws and rates. In certain cases, we also base our estimate on business plan forecasts and other expectations about future outcomes. Changes in existing tax laws or rates could affect our actual tax results, and future business results may affect the amount of our deferred tax liabilities or the valuation of our deferred tax assets over time. Due to uncertainties in the estimation process, particularly with respect to changes in facts and circumstances in future reporting periods, as well as the residential homebuilding industry’s cyclicality and sensitivity to changes in economic conditions, it is possible that actual results could differ from the estimates used in previous analyses.

Accounting for deferred taxes is based upon estimates of future results. Differences between the anticipated and actual outcomes of these future results could have a material impact on our consolidated results of operations or financial position.

The following table shows the changes in our valuation allowance:

	2014	2013	2012
	(In thousands)
Balance at January 1,	$143,682	$127,700	$112,392
Additions charged to expense:
Continuing operations	—	15,878	19,559
Discontinued operations	131	178	905
Reductions credited to expense:
Continuing operations	(7,178)	—	—
Discontinued operations	—	—	—
Deductions	(3,452)	(74)	(5,156)
Balance at December 31,	$133,183	$143,682	$127,700

We accrue interest and penalties on our uncertain tax positions as a component of our provision for income taxes. We accrued no significant interest and penalties in 2014, 2013 or 2012. We had a total of $0.3 million and $0.2 million accrued for interest and penalties for our uncertain tax positions as of December 31, 2014 and 2013, respectively.

The following table shows the changes in the amount of our uncertain tax positions (exclusive of the effect of interest and penalties):

	2014	2013	2012
	(In thousands)
Balance at January 1,	$950	$2,080	$2,257
Tax positions taken in prior periods:
Gross increases	2	—	22
Gross decreases	—	—	(64)
Tax positions taken in current period:
Gross increases	13	11	7
Settlements with taxing authorities	—	—	(142)
Lapse of applicable statute of limitations	(587)	(1,141)	—
Balance at December 31,	$378	$950	$2,080

The balance for uncertain tax positions was $0.4 million as of December 31, 2014 excluding penalties and interest. If this balance were recognized, the tax provision would decrease by $0.2 million excluding the impact to the valuation allowance.

We are subject to U.S. federal income tax as well as income tax of multiple state jurisdictions. Based on completed examinations and the expiration of statutes of limitations, we have concluded all U.S. federal income tax matters for years through 2004. We report in 17 states with various years open to examination.